Securities Act File No. 333-132222

      As filed with the Securities and Exchange Commission on May 3, 2006

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                                100 F STREET, NE,
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Pre-Effective Amendment No.    [ ]
                         Post-Effective Amendment No. 2 [X]

                                    SBL FUND
               (Exact Name of Registrant as Specified in Charter)

              One Security Benefit Place, Topeka, Kansas 66636-0001
               (Address of Principal Executive Offices) (Zip Code)

                                 (785) 438-3000
                  (Registrant's Area Code and Telephone Number)

                                   Amy J. Lee
                        Security Management Company, LLC
                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective on May 3, 2006 pursuant to Rule 485 under the Securities Act of 1933.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

April 24, 2006



Dear Shareholder:


We are writing to inform you of the upcoming special meeting of shareholders of SBL Fund, Series G (Large Cap Growth Series) to be held Thursday, June 1, 2006. You are being asked to vote on a plan that merges this fund into SBL Fund, Series Y (Select 25 Series). Large Cap Growth Series has investment objectives and policies comparable to Select 25 Series.


Your proxy statement is enclosed. You can vote in one of four ways:

      o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

      o     Through the Web site listed in the proxy voting instructions,

      o By telephone using the toll-free number listed in the proxy voting instructions, or


      o     In person at the shareholder meeting on June 1, 2006.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Please read the enclosed information carefully before voting. Your vote is extremely important. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting. If you have questions, please call Investor CONNECT TM at 1-800-361-2782.


We appreciate your consideration of this important proposal. Thank you for investing in Security Funds.

Sincerely,

MICHAEL G. ODLUM

Michael G. Odlum, President
Security Management Company, LLC

                                    SBL Fund

                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                                                                  April 24, 2006


Dear Shareholder:

The Board of Directors ("Board") has called a special meeting of shareholders of the SBL Fund, Series G (Large Cap Growth Series) (referred to herein as "Series G" or the "Acquired Series") to be held on June 1, 2006 at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Series, as discussed below.

The Board has approved the reorganization of Series G into SBL Fund, Series Y (Select 25 Series) (referred to herein as "Series Y" or the "Acquiring Series") (such transaction referred to herein as the "Reorganization"). Security Management Company, LLC serves as investment adviser to the Acquired and Acquiring Series, and the Acquired Series has investment objectives and policies that are comparable in many respects to those of the Acquiring Series. The Reorganization is expected to result in operating expenses that are lower for shareholders of the Acquired Series.

After careful consideration, the Board unanimously approved this proposal with respect to the Acquired Series and recommended that shareholders of the Acquired Series vote "FOR" the proposal. Accordingly, you are asked to approve the Reorganization Plan.


A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We urge you to vote your shares by completing and returning the enclosed proxy in the envelope provided, or vote by Internet through the Web site listed in the proxy voting instructions or vote by telephone using the voting control number that appears on your proxy card, at your earliest convenience. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 9:00 A.M. (CENTRAL TIME), JUNE 1, 2006.


We appreciate your participation and prompt response in this matter and thank you for your continued support.


                                       Sincerely,

                                       /s/ Michael G. Odlum
                                       Michael G. Odlum
                                       President

                                    SBL Fund

                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                  SBL FUND, SERIES G (LARGE CAP GROWTH SERIES)
                             TO BE HELD JUNE 1, 2006



To the Shareholders:


The Board of Directors ("Board") has called a special meeting of shareholders of Series G (Large Cap Growth Series) (referred to herein as "Series G" or the "Acquired Series"), a series of SBL Fund, to be held on June 1, 2006 at 1:00 p.m. (Central time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.


At the Special Meeting you will be asked:


1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series Y (Select 25 Series) (the "Series Y" or the "Acquiring Series"), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and


2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.


Shareholders of record at the close of business on April 3, 2006 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. Shareholders who do not expect to attend the Special Meeting in person are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephoneor the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund or by voting in person at the Special Meeting.



                                      By Order of the Board of Directors

                                      /s/ Amy J. Lee
                                      Amy J. Lee
                                      Secretary


April 24, 2006

                                TABLE OF CONTENTS


INTRODUCTION.............................................................    1
SUMMARY..................................................................    2
     The Proposed Reorganization.........................................    2
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES,
RISKS AND MANAGEMENT FOR SERIES G AND SERIES Y...........................    2
     Comparison of Portfolio Characteristics.............................    5
COMPARISON OF FEES AND EXPENSES FOR SERIES G AND SERIES Y................    6
     Comparison of Series G and Series Y Operating Expenses..............    6
     Example.............................................................    7
ADDITIONAL INFORMATION ABOUT SERIES Y....................................    7
PERFORMANCE OF SERIES Y..................................................    7
     Series Y Performance................................................    9
     Investment Manager..................................................    9
     Investment Personnel................................................    9
     Form of Organization................................................    10
INFORMATION ABOUT THE REORGANIZATION.....................................    10
     The Reorganization Plan.............................................    10
     Reasons for the Reorganizations.....................................    10
     Board Considerations................................................    10
     Tax Considerations..................................................    11
     Expenses of the Reorganization......................................    11
     Dividends and Other Distributions...................................    11
     Capitalization of Acquired Series and Acquiring Series..............    11
MORE INFORMATION REGARDING THE ACQUIRED AND ACQUIRING SERIES.............    14
     Purchase and Redemption of Shares...................................    14
     Distributions and Federal Income Tax Considerations.................    15
     Management of the Acquiring Series..................................    16
FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES............................    18
APPENDIX A...............................................................    A-1
APPENDIX B...............................................................    B-1
APPENDIX C...............................................................    C-1
APPENDIX D...............................................................    D-1

                           PROXY STATEMENT/PROSPECTUS

                                    SBL FUND

                           ONE SECURITY BENEFIT PLACE
                            TOPEKA, KANSAS 66636-0001
                                 (800) 888-2461


INTRODUCTION



This Proxy Statement/Prospectus provides you with information about the proposed transfer of all of the assets of SBL Fund, Series G (Large Cap Growth Series) ("Series G" or "Acquired Series") to SBL Fund Series Y (Select 25 Series) ("Series Y" or "Acquiring Series") in exchange for shares of the Acquiring Series; the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series (such transaction referred to herein as a "Reorganization") as provided upon the terms and conditions set forth in a Plan of Reorganization ("Reorganization Plan"). Each Series currently is available as an investment option under your insurance contract.

This Proxy Statement/Prospectus solicits your vote in connection with a special meeting ("Special Meeting") of shareholders, to be held June 1, 2006, at which shareholders of the Acquired Series will vote on the Reorganization Plan through which this transaction will be accomplished. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information ("SAI") dated April 5, 2006 relating to this Proxy Statement/Prospectus and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference (SEC File No. 333-132222). For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2005, each of which is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report dated December 31, 2005 also is incorporated herein by reference (SEC File Nos. 811-02753 and 2-59353).


You also may obtain proxy materials, reports and other information filed by either Series from the SEC's Public Reference Section (1-202-942-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


DATE: APRIL 5, 2006

SUMMARY


You should read this entire Proxy Statement/Prospectus carefully. For additional information, you should consult the SBL Fund Prospectus and the Reorganization Plan, which is attached hereto as APPENDIX A.

THE PROPOSED REORGANIZATION - On November 18, 2005, the Board of Directors of SBL Fund ("Board") approved the Reorganization Plan with respect to each of the Series. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

o the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

o the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

o     the complete liquidation of the Acquired Series.


The Reorganization is expected to be effective immediately after the close of business June 16, 2006, or on a later date as the parties may agree (the "Closing"). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder will hold, immediately after the Closing, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the date of the Closing.


The Reorganization is intended to eliminate duplication of costs and other inefficiencies arising from having comparable mutual funds within the same family of funds, as well as to assist in achieving economies of scale. Shareholders in the Acquired Series are expected to benefit from the larger asset base and lower operating expenses as a percentage of Acquiring Fund assets that will result from the Reorganization.

Approval of the Reorganization Plan with respect to the Acquired Series requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity, and the Board will determine what further action, if any, to take.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o As described below, the Acquired Series has investment objectives and investment policies that are comparable in many respects to the investment objectives and investment policies of the Acquiring Series.

o The Series have the same investment manager, Security Management Company, LLC (the "Investment Manager" or "SMC"), One Security Benefit Place, Topeka, Kansas 66636-0001.


o The proposed Reorganization offers potential reductions in total operating expenses and an investment with better investment performance for shareholders of the Acquired Series.

o The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Acquired and Acquiring Series."


o The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND MANAGEMENT FOR SERIES G AND SERIES Y


The investment objectives, principal investment strategies, and risks of the Series are similar. Each Series is managed by the Investment Manager. Because Series G and Series Y have similar investment objectives and policies, the principal investment strategies and principal risks of an investment in the Series are generally comparable, although there are certain differences. The chart below summarizes the similarities and differences between the Series' principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.

-------------------------------------------------------------------------------------------------------------------------
                                            ACQUIRED SERIES                                ACQUIRING SERIES
-------------------------------------------------------------------------------------------------------------------------
                                                 SERIES G                                      SERIES Y
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE           Long-term growth of capital                    Long-term growth of capital
-------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT           Series G pursues its objective by investing,   Series Y pursues its objective by
STRATEGIES                     under normal market conditions, at least 80%   focusing its investments in a core
                               of its net assets (including any borrowings    position of 20-30 common stocks of growth
                               for investment purposes) in common stock and   companies which have exhibited consistent
                               other equity securities of large               above average earnings and/or revenue
                               capitalization companies primarily investing   growth.
                               in those companies that, in the opinion of
                               the Investment Manager, have long-term
                               capital growth potential.
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER                  Security Management Company, LLC               Security Management Company, LLC
-------------------------------------------------------------------------------------------------------------------------
SUB-ADVISER                                       None                                           None
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER                             Mark Mitchell                                  Mark Mitchell
-------------------------------------------------------------------------------------------------------------------------
COMPARISON OF    SIMILAR       o  Each Series has as its investment objective long term growth of capital.
PRINCIPAL        STRATEGIES
INVESTMENT                     o  Each Series may invest a portion of its  assets in options and futures
STRATEGIES                        contracts, which may be used to hedge each Series' portfolio, maintain exposure to the equity markets or to increase returns.

                               o  Each Series may invest in a variety of investment  vehicles,  including those that seek to track the composition  and performance of a specific index. Each Series may use these index-based  investments as a way of managing its cash position or to gain exposure to the equity markets or a  particular sector of the equity market, while maintaining liquidity.

-------------------------------------------------------------------------------------------------------------------------

                 DIFFERENCES   o  Series G pursues its objective by           o  Series Y pursues its objective
                 IN STRATEGY      investing, under normal market                 by focusing its investments in a core
                                  conditions, at least 80% of its net            position of 20-30 common stocks of
                                  assets (including borrowings for               growth companies which have exhibited
                                  investment purposes) in common stock and       consistent above average earnings
                                  other equity securities of large               and/or revenue growth.
                                  capitalization companies (i.e., company
                                  market value is = $5 billion at the time    o  The Investment Manager selects
                                  of purchase), primarily investing in           what it believes to be premier growth
                                  those companies that, in the opinion of        companies as the core position for the
                                  the Investment Manager, have long-term         Series using a "bottom-up" approach in
                                  capital growth potential.                      selecting growth stocks.  Portfolio
                                                                                 holdings will be replaced when one or
                               o  The Series also may concentrate its            more of the company's fundamentals
                                  investments in a particular industry that      have changed and, in the opinion of
                                  represents 20% or more of the Series'          the Investment Manager, it is no
                                  benchmark index, the Russell 1000 Growth       longer a premier growth company.
                                  Index.  Concentration means investment of
                                  more than 25% of the value of the Series'
                                  assets in any one industry.  The Series'
                                  concentration policy would allow it to
                                  overweight an industry relative to the
                                  index even if such overweighting resulted
                                  in investment of more than 25% of the
                                  Series' assets in that industry.
                                  Currently, no industry represents 20% or
                                  more of the index.

                               o  The Investment Manager uses a
                                  growth-oriented strategy to choose equity securities, which means that it invests in companies whose earnings are believed to be in a relatively strong growth trend. In identifying companies with favorable growth prospects, the
                                  Investment Manager considers many factors including, but not limited to: prospects for above-average sales and earnings growth; high return on invested capital;
                                  overall financial strength; competitive
                                  advantages, including innovative products and services; effective research, product development and marketing; and stable, effective management.

                               o  The Series typically sells a stock
                                  when the reasons for buying it no longer
                                  apply, or when the company begins to show
                                  deteriorating fundamentals or poor
                                  relative performance.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                            ACQUIRED SERIES                                ACQUIRING SERIES
-------------------------------------------------------------------------------------------------------------------------
                                                 SERIES G                                      SERIES Y
-------------------------------------------------------------------------------------------------------------------------
COMPARISON OF    SIMILAR       o  Under adverse or unstable market conditions, each Series' policies allows it to invest
PRINCIPAL RISKS  RISKS            some or all of its assets in cash or money market securities for the purpose of avoiding losses, in which case each Series may be unable to pursue its investment objective during that time or benefit from any market upswings.

                               o  Each Series also share the following principal investment risks:

                                  o  market risk

                                  o  value stock risk

                                  o  growth stock risk

                                  o  foreign securities risk

                                  o  equity derivatives risk

                                  o  leverage risk

                                  o  non-diversification risk

                                  o  investment in investment companies and investment vehicles risk

                               A summary description of each of these risks, as well as other principal investment risks associated with an investment in the Series, is provided below under "Principal
                               Risks of Investing in the Series." In addition, Appendix B contains additional information regarding other investment strategies and risk considerations of the
                               Series.
-------------------------------------------------------------------------------------------------------------------------
                 DIFFERENCES   In addition to the above risks, Series G is    In addition to the above risks, Series Y is
                 IN RISKS      also subject to the following principal        also subject to the following principal
                               investment risk:                               investment risk:

                                  o  Industrial Concentration Risk              o  Focused Investment Strategy Risk.

                               A summary description of this risk is          A summary description of this risk is
                               provided below under "Principal Risks of       provided below under "Principal Risks of
                               Investing in the Series."                      Investing in the Series."
-------------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE SERIES - Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following is a summary of the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market, and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified does not mean that a Series is prohibited from investing its assets in securities that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

MARKET RISK - Equity securities fluctuate in price and their prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions.

VALUE STOCKS - Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, or that their prices may go down. While the Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

GROWTH STOCKS - Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

FOREIGN SECURITIES - Investing in foreign securities, including investing in foreign securities through ADRs, involves additional risks such as differences in financial reporting, accounting and auditing standards, a lack of adequate company information, a lesser degree of regulatory and legal oversight of securities markets and participants therein, nationalization, expropriation or confiscatory taxation, currency fluctuations, and political instability or adverse diplomatic developments. The risks may increase in underdeveloped capital markets.

EQUITY DERIVATIVES - Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

LEVERAGE - The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of the Series. Leveraging may cause the Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, the Series segregates liquid assets to meet its obligations under, or otherwise covers, the transactions that may give rise to this risk.

NON-DIVERSIFICATION - A non-diversified Series may hold larger positions in a smaller number of securities than a diversified Series. As a result, a change in the market value of a single security may have a greater impact on a Series' net asset value and total return. A non-diversified Series is expected to be more volatile than a diversified Series.

INVESTMENT IN INVESTMENT COMPANIES OR INVESTMENT VEHICLES - Investment in other investment companies or investment vehicles may include index-based investments such as SPDRs (based on the S&P 500 Index), MidCap SPDRs (based on the S&P MidCap 400 Index), Select Sector SPDRs (based on sectors or industries of the S&P 500 Index), Nasdaq-100 Index Tracking Stocks (based on the Nasdaq-100 Index) and DIAMONDS (based on the Dow Jones Industrial Average). Such index-based investments are securities issued by an investment company or investment vehicle whose shares are intended to closely track the performance of the applicable index. To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two investment companies or investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or investment vehicle or the investment company industry generally.

INDUSTRY CONCENTRATION RISK - Series G may be prone to industry concentration risk due to its investment strategy which allows it to concentrate its investments in a particular industry that represents 20% or more of its benchmark index. Industry concentration risk is the risk that the Series' return could be hurt significantly by problems affecting a particular industry or sector. For this Series, "concentration" refers to investment of more than 25% of the value of the Series' assets in any one industry. The Series' concentration policy allows it to overweight an industry relative to its index, even if overweighting resulted in investment of more than 25% of the Series' assets in that industry. When the Series concentrates its investments in a particular industry or group of related industries, its performance may significantly increase or decrease due to developments in that particular industry or group of industries.

FOCUSED INVESTMENT STRATEGY RISK - Series Y may be prone to focused investment strategy risk due to its investment strategy focusing on investing in a smaller number of stocks than a typical diversified mutual fund, which might hold between 80 and 120 stocks. Thus, Series Y may be more volatile than the typical diversified fund because a change in the market value of a single security may have a greater impact on Series Y's net asset value and total return.

COMPARISON OF PORTFOLIO CHARACTERISTICS - The following tables compare certain characteristics of the portfolios of the Series as of December 31, 2005:

---------------------------------------------------------------------------------------------
                                             ACQUIRED SERIES               ACQUIRING SERIES
---------------------------------------------------------------------------------------------
                                                 SERIES G                      SERIES Y
---------------------------------------------------------------------------------------------
Net Assets (thousands)                    $51,772                    $37,018
---------------------------------------------------------------------------------------------
Number of Common Stock Holdings           38                         27
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate (12 months        40%                        28%
ended 12/31/05
---------------------------------------------------------------------------------------------
As a percentage of Net Assets
---------------------------------------------------------------------------------------------
U.S. Government Obligations               --                         --
---------------------------------------------------------------------------------------------
U.S. Government Agency Obligations        1.93%                      --
---------------------------------------------------------------------------------------------
Foreign Government Obligations            --                         --
---------------------------------------------------------------------------------------------
Corporate Debt Securities                 --                         --
---------------------------------------------------------------------------------------------
Convertible Bonds                         --                         --
---------------------------------------------------------------------------------------------
Convertible Preferred Stocks              --                         --
---------------------------------------------------------------------------------------------
Preferred Stocks                          --                         --
---------------------------------------------------------------------------------------------
Common                                    96.96%                     96.15%
---------------------------------------------------------------------------------------------
Security Lending Collateral               --                         --
---------------------------------------------------------------------------------------------
Liabilities in excess of other assets     --                         --
---------------------------------------------------------------------------------------------
Other assets in excess of liabilities     1.11%                      3.85%
---------------------------------------------------------------------------------------------

                            TOP 10 HOLDINGS (AS A % OF NET ASSETS)


-----------------------------------------------------------------------------------------------------
             ACQUIRED SERIES                                       ACQUIRING SERIES
-----------------------------------------------------------------------------------------------------
             SERIES G                       %                       SERIES Y                     %
-----------------------------------------------------------------------------------------------------
AMERICAN INTERNATIONAL GROUP, INC.         4.32                 SHAW GROUP, INC.                7.31
-----------------------------------------------------------------------------------------------------
     GENERAL ELECTRIC COMPANY              4.11                    KFX, INC.                    6.23
-----------------------------------------------------------------------------------------------------
       CARNIVAL CORPORATION                3.90                FEDEX CORPORATION                5.08
-----------------------------------------------------------------------------------------------------
       MICROSOFT CORPORATION               3.78               BJ SERVICES COMPANY               4.51
-----------------------------------------------------------------------------------------------------
  UNIVISION COMMUNICATIONS, INC.           3.71               CARNIVAL CORPORATION              4.45
-----------------------------------------------------------------------------------------------------
          MEDTRONIC, INC.                  3.55        L-3 COMMUNICATIONS HOLDINGS, INC.        4.28
-----------------------------------------------------------------------------------------------------
         FEDEX CORPORATION                 3.47             WILLIAMS COMPANIES, INC.            4.26
-----------------------------------------------------------------------------------------------------
J.B. HUNT TRANSPORT SERVICES, INC.         3.47                 MEDTRONIC, INC.                 4.18
-----------------------------------------------------------------------------------------------------
         HOME DEPOT, INC.                  3.44        AMERICAN INTERNATIONAL GROUP, INC.       4.11
-----------------------------------------------------------------------------------------------------
      FIRST DATA CORPORATION               3.26                  PRAXAIR, INC.                  4.06
-----------------------------------------------------------------------------------------------------

COMPARISON OF FEES AND EXPENSES FOR SERIES G AND SERIES Y

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series. It is expected that combining the Series in the manner proposed in the Reorganization Plan would allow shareholders of Series G to realize economies of scale and lower expenses.

COMPARISON OF SERIES G AND SERIES Y OPERATING EXPENSES - The current expenses of Series G and Series Y and estimated PRO FORMA expenses after giving effect to the proposed Reorganization are shown in the table below. The Investment Manager may be deemed to have a material interest in the proposed Reorganization by virtue of being relieved of its voluntary waiver of a portion of its investment advisory fee payable from Series G in the event that the Reorganization is consummated. Expenses for the Series are based on the operating expenses incurred for the year ended December 31, 2005. PRO FORMA fees and expenses show estimated fees and expenses of Series Y after giving effect to the proposed Reorganization as of December 31, 2005. PRO FORMA numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

--------------------------------------------------------------------------------------------
                                          ACQUIRED SERIES     ACQUIRING SERIES    PRO FORMA
--------------------------------------------------------------------------------------------
                                             SERIES G             SERIES Y
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Management Fees                                1.00%               0.75%            0.75%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                      None                 None             None
--------------------------------------------------------------------------------------------
Other expenses                                 0.20%               0.24%            0.17%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES (1)            1.20%               0.99%            0.92%
--------------------------------------------------------------------------------------------

1 Beginning February 1, 2004, the Investment Manager began voluntarily waiving 0.25% of its investment advisory fee for Series G. The total annual operating expenses for Series G after taking this voluntary waiver into account and giving effect to a new fund accounting and administration agreement and a new transfer agency agreement, were 0.95% during the last fiscal year. The investment advisory fee waiver may be discontinued at any time without notice to shareholders.

EXAMPLE - The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a PRO FORMA basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in Series G and in Series Y after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.


--------------------------------------------------------------------------------
                       ACQUIRED SERIES      ACQUIRING SERIES
------------------------------------------------------------------  PRO FORMA
                          SERIES G              SERIES Y
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 YEAR                      $122                 $ 100                $ 94
--------------------------------------------------------------------------------
3 YEARS                      381                  315                 293
--------------------------------------------------------------------------------
5 YEARS                      660                  547                 509
--------------------------------------------------------------------------------
10 YEARS                    1,455                1,212               1,131
--------------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT SERIES Y PERFORMANCE OF SERIES Y - The bar chart and table below provide some indication of the risks of investing in Series Y by showing changes in Series Y's performance from year to year and by showing how Series Y's average annual total returns have compared to those of broad-based securities market indices - the Russell 1000 Growth Index and the S&P 500 Index. Note that an index has an inherent performance advantage over the Series since it incurs no operating expenses. An investor cannot invest directly in an index. The information below is based on the performance of the Series and does not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Acquiring Series are purchased. The Series' performance would be lower if the fees and expenses of such products were reflected. The Series' past performance is not an indication of how the Series will perform in the future.

SERIES Y PERFORMANCE

HIGHEST AND LOWEST RETURNS
(QUARTERLY 2000-2005)
--------------------------------------------------------------------------------


                                  [BAR CHART]

        2000        2001         2002        2003       2004        2005
--------------------------------------------------------------------------------
      -16.09%      -9.92%      -26.63%      17.78%     11.63%      11.75%


HIGHEST QUARTER
 ended December 31, 2001                  21.59%

LOWEST QUARTER
 ended September 30, 2001                -19.14%




----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(THROUGH DECEMBER 31, 2005)
----------------------------------------------------------------------------------------------------------------------------
                                                                          1 YEAR          5 YEARS         SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------------------
Series Y                                                                  11.75%            -0.58%              0.12 1
----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index (reflects no deduction for fees, expenses        5.26%            -3.58%             -2.95%
  or taxes) 2,3,4
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or                 4.91%             0.54%              1.19%
  taxes) 3,4
----------------------------------------------------------------------------------------------------------------------------

1     For the period beginning May 3, 1999 (date of inception) to December 31,
      2005.

2 The Russell 1000 Growth Index is an unmanaged capitalization-weighted index which includes stocks incorporated in the United States and its territories and measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3 The Series changed its benchmark index to the Russell 1000 Growth Index. The Investment Manager has determined that the Russell 1000 Growth Index is a more appropriate index than the S&P 500 Index, which is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance, because the Russell 1000 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance.

4 Index performance is only available to the Series at the beginning of each month. The S&P and Russell indices are for the period April 30, 1999 to December 31, 2005.


For additional information about Series Y's performance, including a discussion about market conditions and investment strategies that significantly affected its performance during its last fiscal year, please refer to Appendix C.

INVESTMENT MANAGER - SMC is located at One Security Benefit Place, Topeka, Kansas 66636. The Investment Manager has overall responsibility for the management of Series Y. The Investment Manager furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Series Y, and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of Series Y, computed on a daily basis and payable monthly. For the year ended December 31, 2005, SMC received an effective investment advisory fee equal to an annual rate of 0.75% of Series Y's average daily net assets. A discussion regarding the basis of the Board's approval of Series Y's investment advisory contract is available in the Series Y annual report for the year ending December 31, 2005.

INVESTMENT PERSONNEL - Mark Mitchell, Vice President and Portfolio Manager of the Investment Manager, has responsibility for the day-to-day management of Series Y. Mr. Mitchell has managed Series Y since February 2004. He has 16 years of finance and investment experience and is a Chartered Financial Analyst charterholder. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management from 1994 to 2002, serving as Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities.

Prior to 1999, Mr. Mitchell served in various portfolio management-related positions with GE Asset Management and its predecessor or affiliates.


The SBL Fund Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Series Y shares.

FORM OF ORGANIZATION -Series Y is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by a Board of Directors, which currently consists of seven directors.

INFORMATION ABOUT THE REORGANIZATION


THE REORGANIZATION PLAN - The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series, having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the business day preceding the Closing.

Until the Closing, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing will be treated as requests received by the Acquiring Series for the redemption of its shares received by the shareholder in the Reorganization.


The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by the Board or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Plan at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION - The Series have investment objectives, investment strategies and risks that are similar in many respects. Accordingly, the Series are somewhat duplicative. Further, the Acquiring Series has a lower level of operating expenses and better investment performance. In addition, the Reorganization would create a larger Acquiring Series, which should benefit shareholders of each of the Series by spreading costs across a larger asset base, and which will allow shareholders of the Acquired Series to continue to participate in a professionally managed portfolio at a lower level of operating expenses. Also, the larger Acquiring Series may improve trading efficiency and may eventually realize economies of scale and lower operating expenses. Based upon these considerations, the Board determined that the Series should be reorganized.


The proposed Reorganization was presented to the Board for consideration and approval at a meeting held on November 18, 2005. For the reasons discussed below, the Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

BOARD CONSIDERATIONS - The Board, in recommending the proposed transaction, considered a number of factors, including the following:

1. expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that current shareholders of the Acquired Series will benefit from the Reorganization by getting a comparable investment at a lower cost than their current investment;

2. the Reorganization would not dilute the interests of either Series' current shareholders;

3. the stronger relative investment performance of the Acquiring Series as compared to the Acquired Series;


4. the similarity of the Acquired Series' investment objectives, policies, restrictions and share class structure to those of the Acquired Series, which indicates that Acquired Series shareholders will continue as investors in a comparable investment vehicle;


5. elimination of duplication of costs and inefficiencies of having similar Series; and

6. the tax-free nature of the Reorganization to each Series and its shareholders.

The Board also considered the future potential benefits to the Acquiring Series in that their costs to administer may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED SERIES APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS - The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Acquired Series, the Acquiring Series, and the shareholders will not recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.


Immediately prior to the Reorganization, the Acquired Series will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the shareholders all of the Acquired Series' investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of the Acquired Series' shareholders.


As of December 31, 2005, the Acquired Series had accumulated capital loss carryforwards in the amount of approximately $16,946,598. After the Reorganization, these losses will be available to the Acquiring Series, which had an accumulated capital loss carryforward of $20,768,691, to offset its capital gains. The amount of accumulated capital losses of the Acquired Series, Acquiring Series, or both which may be used in any given year following the Reorganization may be limited. As a result of these potential limitations, it is possible that the Acquiring Series may not be able to use these losses as rapidly as each Series may have used the losses in the absence of the Reorganization, and part of these losses may not be useable at all. The ability of the Acquiring Series to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforwards currently are available only to shareholders of the respective Series. After the Reorganization, however, these benefits of these losses will inure to the benefit of all shareholders of the Acquiring Series.


EXPENSES OF THE REORGANIZATION -The Acquired Series will bear one-half of the expenses relating to the Reorganization, which is not expected to materially impact the expenses of the Acquired Series. The Investment Manager will bear the remainder of the expenses relating to the Reorganization. The costs of the Reorganization include, but are not limited to, costs associated with preparation of the Acquiring Series' registration statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, proxy solicitation, and expenses of holding the shareholders' meeting.

DIVIDENDS AND OTHER DISTRIBUTIONS - Both Acquired Series and Acquiring Series pay dividends from net investment income, and each distributes net capital gains, if any, at least annually. Dividends and distributions of each Series are automatically reinvested in additional shares of the Series. There are no fees or sales charges on reinvestments.

If the Reorganization Plan is approved by shareholders of Acquired Series, then as soon as practicable before the Closing, Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION OF ACQUIRED SERIES AND ACQUIRING SERIES - The following table shows on an unaudited basis the capitalization of Acquired Series and Acquiring Series as of December 31, 2005 and on a PRO FORMA basis as of December 31, 2005, after giving effect to the Reorganization.

--------------------------------------------------------------------------------------------------
                             ACQUIRED SERIES     ACQUIRING SERIES    ADJUSTMENT
-----------------------------------------------------------------------------------   PRO FORMA
                                SERIES G             SERIES Y
--------------------------------------------------------------------------------------------------
     Net Assets                $51,771,896         $37,017,859           $0          $88,789,755
--------------------------------------------------------------------------------------------------
Net Assets Per Share              $6.51               $10.08            N/A            $10.08
--------------------------------------------------------------------------------------------------
 Shares Outstanding             7,946,827           3,673,845       (2,810,726)       8,809,946
--------------------------------------------------------------------------------------------------

GENERAL INFORMATION


OTHER BUSINESS -- The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.


PROXY SOLICITATION -- The Board is soliciting Acquired Series shareholders' proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about April 24, 2006, but proxies may also be solicited by telephone and/or in person by representatives of SMC or its affiliate(s), or InvestorCONNECTTM, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from InvestorCONNECT to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.


The estimated cost of retaining InvestorCONNECT is approximately $20,000.00. As previously discussed, the costs of the Special Meeting, including the preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne one-half by the Acquired Series and one-half by SMC.


SHAREHOLDER VOTING --Shareholders of record at the close of business on April 3, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were issued and outstanding 7,973,723.773 shares of Acquired Series, each representing an equal number of votes. Security Benefit Life Insurance Company ("Security Benefit") and First Security Benefit Life Insurance and Annuity Company of New York ("First Security") are the owners of record of all of the Series' outstanding shares. The persons owning of record or beneficially 5% or more of the outstanding shares of each Series as of the Record Date, are set forth in APPENDIX D. As of the Record Date, the Series' Directors and officers, as a group, owned less than 1.00% of the outstanding shares of either Series.

By investing in a variable annuity or variable life insurance policy issued by Security Benefit or First Security, you indirectly purchased shares of Series G. Security Benefit or First Security owns shares of Series G for the benefit of the Series' shareholders in the separate account funding a shareholder's variable annuity or variable life insurance policy. Security Benefit or First Security will vote shares of the Series in accordance with voting instructions received from you and other owners of such variable annuity and variable life insurance policies. If no instructions are given on the proxy (but the proxy is properly executed) it will be voted FOR the proposal. All shares for which shareholders do not provide voting instructions will be voted in the same proportion as those shares for which voting instructions have been received.


Shareholders are entitled to one vote for each share held and fractional votes for fractional shares, with no shares having cumulative voting rights. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Series on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

Abstentions and "broker non-votes" are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Special Meeting, please submit the proxy card(s) originally sent with the Proxy Statement/Prospectus or attend the Special Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with SBL Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.


VOTE REQUIRED -- Approval of the Reorganization with respect to Series G requires the affirmative vote of the lesser of (i) 67% or more of the shares of Series G that are present at the meeting, if the holders of more than 50% of Series G's shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Series G. Accordingly, assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Proposal.

INVESTMENT MANAGER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER --SMC, the Series' investment adviser and administrator, is located at One Security Benefit Place, Topeka, KS 66636-0001. The principal underwriter/distributor, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. SMC and Security Distributors, Inc. are affiliates of each other.

SHAREHOLDER REPORTS --Shareholders can find important information about the Series in the Annual Report dated December 31, 2005. You may obtain a copy of the Annual Report without charge by writing to SBL Fund at the address above or by calling SBL Fund at 1-800-888-2461.


SHAREHOLDER PROPOSALS --As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

INFORMATION ABOUT THE SERIES - SBL Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                            By Order of the Board of Directors,


                                            /s/ Amy J. Lee
                                            Secretary
                                            SBL Fund


April 24, 2006

One Security Benefit Place
Topeka, Kansas 66636-0001

MORE INFORMATION REGARDING THE ACQUIRED AND ACQUIRING SERIES


The Acquired Series and Acquiring Series share the following policies:


PURCHASE AND REDEMPTION OF SHARES - Security Benefit and First Security purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the NYSE is open (usually 3:00 p.m. Central Time).

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

SBL Fund intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to SBL Fund, SBL Fund reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of SBL Fund, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.


REVENUE SHARING - Security Benefit and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or the Series' shareholders, financial representatives who sell Security Benefit's or First Security's variable annuity products that invest in SBL Fund ("intermediaries"). The compensation received by such intermediaries via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through an intermediary. You may obtain information about associated conflicts of interest from your intermediary, and should so inquire if you would like more detailed information. You also may inquire of an intermediary how the intermediary will be compensated in connection with your investment.

MARKET TIMING/SHORT-TERM TRADING - Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one Series to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board has adopted policies and procedures against market timing and the Series discourage market timing or excessive trading. If you wishe to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.


The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependant upon insurance companies offering the Series' shares to implement the policies and procedures to its contract owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o     the total dollar amount being transferred;

o     the number of transfers made within the previous 12 months;

o     transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures require the insurance company to send the shareholder (the insurance company's contract owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the insurance company will require that a shareholder submit subsequent transfer requests in writing via regular U.S. mail for a 90-day period after the shareholder makes four "round trip transfers" during any prior 12-month period. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although SBL Fund reserves the right to consider transfers in lesser amounts to constitute round trips.


In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as it deems necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may deploy a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of contract owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their contract owners without special arrangement, waiver, or exception, except with respect to transfers in and out of Series C (Money Market Series), which are not restricted or limited.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays its shareholders dividends from its net investment income, and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code). If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes.

Shares of each Series will be purchased by the separate accounts of Security Benefit or First Security. In order to comply with diversification regulations applicable to the segregated asset accounts of insurance companies, each Series will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total investments is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a Series fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the portfolio at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York, no discussion is included here as to the federal income tax consequences at the Series shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information for more information on taxes.


DETERMINATION OF NET ASSET VALUE - The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3 p.m. Central time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series does not price its shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on Nasdaq will be valued at the Nasdaq Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.


When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with SBL Funds' valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Investment Manager makes such determinations in good faith in accordance with the Series' valuation procedures, with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that the Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information.

MANAGEMENT OF THE ACQUIRING SERIES

INVESTMENT MANAGER - SMC is a Kansas limited liability company. On December 31, 2005, the aggregate assets of all of the mutual funds under the investment management of SMC were approximately $5.5 billion. SMC has overall responsibility for the management of the Acquiring Series. SBL Fund and SMC have entered into an agreement that requires SMC to provide investment advisory, statistical and research services to the SBL Fund's Series, supervise and arrange for the purchase and sale of securities on behalf of the Acquiring Series, and provide for the maintenance and compilation of records pertaining to the investment advisory function. The agreement with SMC can be terminated by the Board upon 60 days' written notice. The investment management fee for the Acquiring Series is equal to 0.75%, on an annual basis, of the average daily net assets of the Acquiring Series. The investment management fee is computed and accrued daily and paid monthly. For the fiscal year ended December 31, 2005, the Acquiring Series paid investment management fees of $240,285 to SMC.

PARENT COMPANY AND DISTRIBUTOR - SMC is controlled by its members, Security Benefit and Security Benefit Corporation. Security Benefit, a life insurance company, incorporated under the laws of Kansas is controlled by Security Benefit Corporation. Security

Benefit Corporation is wholly-owned by Security Benefit Mutual Holding Company, One Security Benefit Place, Topeka, Kansas 66636-0001. SMC is a direct, and Security Distributors is an indirect, wholly-owned subsidiary of Security Benefit.


ADMINISTRATIVE AGENT - SMC also acts as the administrative agent for SBL Fund and as such performs administrative functions and the bookkeeping, accounting and pricing functions for the Acquiring Series. For these services, SMC receives, on an annual basis, a fee of 0.095% of the average net assets of the Acquiring Series, calculated daily and payable monthly.

Under a Transfer Agency Agreement dated February 1, 2004, SMC acts as the transfer agent for the Series. As such, it processes purchase and redemption transactions and acts as the dividend disbursing agent for the separate accounts of SBL and its affiliated life insurance company to which shares of the Series are sold. For this service, SMC receives the following fees with respect to each
Series:

      1. ACCOUNT SET-UP CHARGE - A fee of $4 to open an account on the Investment Manager's transfer agency system to hold shares of the Series.

      2. ANNUAL MAINTENANCE CHARGE - An annual per account fee of (i) $8 per open account for regular accounts; (ii) $6.50 per open account with respect to accounts which are Matrix Level III pursuant to the National Securities Clearing Corporation networking systems; and
            (iii) $5 per account for closed accounts that remain outstanding on the Investment Manager's transfer agency system (regardless of whether such accounts are regular or Matrix Level III).

      3. TRANSACTION Charge - A per transaction charge of (i) $1.10 per transaction for regular accounts; and (ii) $0.60 per transaction for accounts that are Matrix Level III.

Each Series is also subject to a minimum fee per year of $25,000.

PORTFOLIO TRANSACTIONS - Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of SBL Fund and the Series. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager, including the overall reasonableness of commissions paid to the broker, the firm's general execution and operational capabilities and its reliability and financial condition. The execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager. Such information and research services include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable registrant to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations.

If a transaction is directed to a broker supplying such information or services, the transaction charges (i.e., a commission or a charge that is deemed to be the equivalent of a commission) paid for such transaction may be in excess of the transaction charges another broker would have charged for effecting that transaction, provided that the Investment Manager shall have determined in good faith that the transaction charges are reasonable in relation to the value of the investment information or research services provided.


Securities held by the Acquiring Series may also be held by other investment advisory clients of SMC, including other investment companies. In addition, SMC's parent company, Security Benefit, may also hold some of the same securities as the Acquiring Series. When selecting securities for purchase or sale for the Acquiring Series, SMC may at the same time be purchasing or selling the same securities for one or more of such other accounts. Subject to SMC's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of SMC not to favor one account over the other.


PURCHASING AND HOLDING ACQUIRING SERIES SHARES - You may purchase and hold shares of the Acquiring Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by Security Benefit or First Security. The prospectus for such variable annuity or variable life insurance contract describes the federal tax consequences of your purchase or sale of the contract. Please see your tax adviser for further information.

FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES

The financial highlights table is intended to help you understand the financial performance of the Acquiring Series during the past five years. Certain information reflects financial results for a single Series share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment assuming reinvestment of all dividends and distributions. Information for the fiscal years ended December 31, 2001 through December 31, 2005 has been derived from financial statements that have been audited by Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, whose report, along with SBL Fund's financial statements, is included in SBL Fund's annual report, which is available upon request.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               -------------------------------------------------













--------------------------------------------------------------------------------

ACQUIRING SERIES
--------------------------------------------------------------------------------



                                                                FISCAL YEAR ENDED DECEMBER 31
                                          ------------------------------------------------------------------------
                                             2005            2004           2003           2002           2001
                                          ------------   ------------   ------------   ------------   ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...   $       9.02   $       8.08   $       6.86   $       9.35   $      10.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..........             --          (0.01)            --          (0.01)         (0.02)
Net gain (loss) on securities
   (realized & unrealized) ............           1.06           0.95           1.22          (2.48)         (1.01)
                                          ------------   ------------   ------------   ------------   ------------
Total from investment operations ......           1.06           0.94           1.22          (2.49)         (1.03)

LESS DISTRIBUTIONS:
Dividends (from net investment income)              --             --             --             --             --
Distributions (from capital gains) ....             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------
Total distributions ...................             --             --             --             --             --
                                          ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE END OF PERIOD .........   $      10.08   $       9.02   $       8.08   $       6.86   $       9.35
                                          ============   ============   ============   ============   ============
TOTAL RETURN (a) ......................          11.75%         11.63%         17.78%        (26.63)%        (9.92)%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (thousands) ..   $     37,018   $     33,832   $     34,790   $     34,286   $     52,998
Ratio of expenses to average net assets           0.99%          0.95%          0.93%          0.89%          0.88%
Ratio of net investment income
   (loss) to average net assets .......          (0.04)%        (0.15)%        (0.01)%        (0.18)%        (0.20)%
Portfolio turnover rate ...............             28%            42%            49%            34%            38%

(a) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or its affiliated life insurance company. If such expenses were reflected, the total return would be lower. Shares of a series of SBL Fund are available only through the purchase of such products.

                                   APPENDIX A

                             PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 18th day of November, 2005, by SBL Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its Series G (Large Cap Growth Series) and Series Y (Select 25 Series).

This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Series to the Acquiring Series in exchange solely for voting shares ($1.00 par value per share) of the Acquiring Series (the "Acquiring Series Shares"); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan:

            ACQUIRED SERIES                     ACQUIRING SERIES
            ---------------                     ----------------

   Series G (Large Cap Growth Series)       Series Y (Select 25 Series)

WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

NOW, THEREFORE, the Company, on behalf of the Acquiring Series and the Acquired Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

1.1. Subject to the requisite approvals of the shareholders of the Acquired Series and Acquiring Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2. The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the "Closing Date").

1.3. The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date. On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders
      (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to the Acquired Series' shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Series shall not issue certificates representing the Acquiring Series Shares in connection with such exchange.

1.5. Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series' transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series' then-current prospectus and statement of additional information.

1.6. Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

VALUATION

2.1. The value of the Acquired Series' assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange (NYSE) and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

2.2. The net asset value of the Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

2.3. The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Series Share, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquiring Series' designated record keeping agent.

CLOSING AND CLOSING DATE


3.1. The Closing Date shall be June 16, 2006, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.


3.2. The Company shall direct the Custodian of the Acquired Series (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series' portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Series.

3.3. Security Management Company, LLC, as transfer agent for the Acquired Series (the "Transfer Agent"), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

REPRESENTATIONS AND WARRANTIES

4.1. The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

      (a) The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933, as amended ("1933 Act"), are in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquired Series and the prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series' assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

      (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

      (g) The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

      (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (i) The financial statements of the Acquired Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young, LLP, independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

      (j) Since December 31, 2005, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

      (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
            Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

      (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

      (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (o) The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2. The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

      (a) The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

      (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

      (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

      (d) The current prospectus and statement of additional information of the Acquiring Series and the prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

      (e) On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

      (f) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

      (g) Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

      (h) The financial statements of the Acquiring Series as of and for the year ended December 31, 2005 have been audited by Ernst & Young LLP, independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

      (i) Since December 31, 2005, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph
            (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series' portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

      (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

      (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under
            Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date;

      (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

      (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

      (n) The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

      (o) The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

      (p) That insofar as it relates to Company or the Acquiring Series, the Registration Statement relating to the Acquiring Series Shares issuable hereunder, and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

5.1. The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3. The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

5.4. The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

5.7. The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

5.8. The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

5.9. The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

      The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series' election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

6.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

      The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series' election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

7.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1;

7.4. The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders
      (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

      If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization Plan:

8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5.

BROKERAGE FEES AND EXPENSES

9.1. The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The Acquired Series shall bear one-half of the expenses relating to the proposed Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

      The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

TERMINATION

      This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

AMENDMENTS

      This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired Series pursuant to paragraph 5.2 of this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

                                    SBL FUND

                                          By: /s/ Michael G. Odlum

                                          Name:  Michael G. Odlum
                                          Title: President

                                   APPENDIX B


ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

FOREIGN SECURITIES - Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. In addition, because many foreign securities exchanges close before the Series determine their net asset values, current market values of foreign securities my not be readily available which may require use of fair valuation techniques of attract potential market timers. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.


EMERGING MARKETS - The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.


SMALLER COMPANIES - Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies. In addition, due to thin trading, market quotations for these issuers' securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers.


CONVERTIBLE SECURITIES AND WARRANTS - The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES - An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty.

INITIAL PUBLIC OFFERING - A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market. Series X may be particularly susceptible to IPO risk.

HIGH YIELD SECURITIES - Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly-traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. Due to thin trading or for other reasons, market quotations for high yield securities may not be readily available, which may require use of fair valuation techniques and attract potential market timers. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.


HARD ASSET SECURITIES - Hard asset securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals; ferrous and non-ferrous metals; gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in hard asset securities.

GUARANTEED INVESTMENT CONTRACTS ("GICS") - When investing in GICs, a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS - The Series may utilize futures contracts, options on futures and may purchase call and put options and write call and put options on a "covered" basis. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. Those Series which invest in non-dollar denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS - Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity and their use by a Series may not be successful.

SWAPS, CAPS, FLOORS AND COLLARS - Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS - The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss. Each Series may purchase or sell securities on a when issued, forward commitment or delayed delivery basis.

CASH RESERVES - Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES - A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

BORROWING - While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING - For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER - Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

                                   APPENDIX C

                               PERFORMANCE UPDATE


TO OUR SHAREHOLDERS:

SBL Y - Select 25 Series returned 11.75% in the 12-month period ending December 31, 2005, beating the benchmark Russell 1000 Growth Index's return of 5.26% and out performing the Fund's peer group median return of 6.83%. Strong stock selection and sector positioning drove excellent results in 2005.

Our approach to managing the Select 25 Series is based on our investment philosophy described below.

            "We understand a company's growth potential over the long term based on our bottom up fundamental investment process. We invest today based on future potential. We concentrate our investments in companies with sustainable competitive advantages when they are undervalued. Companies must demonstrate management ability by consistently adding shareholder value. They must have strong financial positions and be well positioned for growth. We are patient buyers and sellers focused on the long term, and we take advantage of investor uncertainty and short-term thinking."

This philosophy is applied to a broad range of growth names. Our research analysts recommend their favorite stocks based on this analysis. We then narrow the list down to our favorite 25-30 names that get included in the portfolio.

      1.2. Energy and Industrials Stocks Top Performers

The Fund's Energy sector holdings were up 41% for the year. The sector benefited significantly as a result of the increase in the price of crude oil. Positions in BJ Services, Williams Companies and KFX contributed positively to the Fund. BJ Services and Williams, up 59% and 44% respectively, benefited from rising oil prices. KFX appreciated 18% as a result of progress being made in the commercialization of the company's proprietary clean coal technology.

The Industrial sector was up over 23% for the Fund versus up 4% for the benchmark. Shaw Group and JB Hunt were the major drivers within the sector. Shaw Group was up 63% as a result of continued worldwide economic growth and the corresponding demand for its infrastructure related services. JB Hunt was up 17%, benefiting from solid trucking demand in a supply constrained industry.

HEALTHCARE AND CONSUMER SECTORS DISAPPOINT

Healthcare, as a sector overall, under performed the index. Strong performance by Amgen was partially offset by the negative impact of Boston Scientific. Amgen was up over 22% as a result of posting solid operating results and diminishing fears regarding the reimbursement environment. Boston Scientific was down over 18% as a result of concerns regarding its long-term growth prospects and declining market share in the drug eluting stent market in the U.S.

Both the Consumer Discretionary and Consumer Staples sectors under performed their respective benchmark. Harley Davidson, down 18%, and WalMart, down 10%, impacted the Fund negatively. Harley Davidson was down as a result of lowering its 2005 production schedule and general concerns over a slowdown in consumer spending. WalMart, too, was negatively impacted by consumer slowdown fears as well as questions concerning its long-term growth prospects.

2006 MARKET OUTLOOK

Though we are positive on the equity market for 2006, we do have several near-term concerns. The most significant, in our opinion, is the spending capacity of the U.S. consumer. Above average consumer spending trends have persisted as a result of favorable monetary and fiscal policies. These favorable policy trends are now being reversed. Additionally, higher energy prices will continue to weigh heavily on the consumer as we move through the winter heating season.

We continue to look for opportunities that are long-term in nature and benefit from both an attractive valuation and the ability to improve their fundamental competitive position.

We believe that investing is a long-term pursuit that requires patience and a consistent approach. Dollar cost averaging is a sound way to build long-term value. We recognize there are many investment fund alternatives available today and thank you for your business and the confidence you place in us.

SBL Y - Select 25 Series


                                  [LINE GRAPH]

Series Y
--------------------------------------------------------------------------------
                        Series Y vs. S&P 500 Index and
                           Russell 1000 Growth Index
--------------------------------------------------------------------------------

                          Series Y              S&P 500         Russell 1000
                       ------------            -----------      -------------
    5/3/1999            $10,000.00             $10,000.00        $10,000.00
  12/31/1999            $12,370.00             $11,099.83        $12,503.51
  12/31/2000            $10,380.00             $10,091.15         $9,699.57
  12/31/2001             $9,350.00              $8,893.97         $7,719.01
  12/31/2002             $6,860.00              $6,929.34         $5,566.29
  12/31/2003             $8,080.00              $8,917.03         $7,223.28
  12/31/2004             $9,020.00              $9,886.55         $7,678.53
  12/31/2005             $1,080.00             $10,370.15         $8,083.34

 PERIODS ENDED 12-31-05 1       1 YEAR           5 YEARS      SINCE INCEPTION
                                                                  (5-3-99)
------------------------------------------------------------------------------
Series Y                        11.75%           -0.58%            0.12%
------------------------------------------------------------------------------

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a Series of SBL Fund are available only through the purchase of such products.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, which redeemed, may be worth more or less than their original cost.

                             $10,000 SINCE INCEPTION

This chart assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. Series Y changed its benchmark index to the Russell 1000 Growth Index. The Investment Manager has determined that the Russell 1000 Growth Index is a more appropriate index than the S&P 500 Index, which is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance, because the Russell 1000 Growth Index more closely reflects the types of securities in which the Series invests and thus provides shareholders with a more appropriate benchmark against which to compare the Series' performance.

                                   APPENDIX D


As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of each Series are set forth below:

                                 Acquired Series


SHAREHOLDER AND ADDRESS                       SHARES OWNED          % OWNED
-----------------------                       -------------         -------

Security Benefit Life Insurance Company       7,971,825.948          99.9%
Topeka KS

                                Acquiring Series


SHAREHOLDER AND ADDRESS                       SHARES OWNED          % OWNED
-----------------------                       -------------         -------

Security Benefit Life Insurance Company       4,085,418.604          99.9%
Topeka KS

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE 1-866-437-4667
OR LOG ON TO WWW.MYPROXYONLINE.COM                              SECURITY BENEFIT

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001
                           (TOLL-FREE) 1-800-888-2461

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS

                                  JUNE 1, 2006

The undersigned hereby appoint(s) Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of SBL Fund, Series G, which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Topeka, Kansas 66636, June 1, 2006 at 1:00 p.m. (Central time) and at any adjournment(s) or postponements thereof.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" PROPOSAL 1.

                            v FOLD AND DETACH HERE v

--------------------------------------------------------------------------------


                  SBL FUND, SERIES G (LARGE CAP GROWTH SERIES)
                             (THE "ACQUIRED SERIES")
             SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 1, 2006


Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:


1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by Series Y (Select 25 Series) (the "Acquiring Series"), a series of SBL Fund, solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series.


            FOR                    AGAINST                ABSTAIN

            [ ]                      [ ]                    [ ]



                                                        PLEASE VOTE BY
                                                        CHECKING THE
                                                        APPROPRIATE BOX
                                                        AS IN THIS EXAMPLE   [X]


                                              Date: ____________________________


                                              __________________________________
                                              Signature

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Series. The board of directors of SBL Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


--------------------------------------------------------------------------------
                  1.   Click on www.myproxyonline.com.
Online            2.   Enter the 12 digit control number.
                  3.   Follow the instructions on the Web site.
                  4.   Once you have voted, you do not need to mail your
                       proxy card.
--------------------------------------------------------------------------------
                  1.   Call toll-free 1-866-437-4675.
By Phone          2.   Enter the 12 digit control number.
                  3.   Follow the recorded instructions.
                  4.   Once you have voted, you do not need to mail your
                       proxy card
--------------------------------------------------------------------------------
                  Complete and sign your proxy card and mail it in the
                  postage-paid envelope received with your shareholder mailing.
By Mail           To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy
                  Cards" section of your proxy materials.
--------------------------------------------------------------------------------
In Person         The Shareholder Meeting will take place June 1, 2006,
                  at 1:00p.m., Central time, at the office of SBL Fund, located at One Security Benefit Place, Topeka, Kansas.
--------------------------------------------------------------------------------


                            v FOLD AND DETACH HERE v
--------------------------------------------------------------------------------


                                   Questions?


We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-866-304-2059 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained InvestorCONNECT to assist our shareholders in the voting process. If we have not received your proxy card by, 2006, representatives from InvestorCONNECT may call you to remind you to exercise your vote


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------

                       Statement of Additional Information

                                  April 5, 2006


--------------------------------------------------------------------------------

Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:


SBL Fund, Series G (Large Cap Growth           SBL Fund, Series Y (Select 25
Series) ("Acquired Series")                    Series) ("Acquiring Series")


One Security Benefit Place                     One Security Benefit Place
Topeka, Kansas 66636-0001                      Topeka, Kansas 66636-0001


This Statement of Additional Information is available to the shareholders of Acquired Series in connection with a proposed transaction whereby all of the assets and liabilities of Acquired Series will be transferred to Acquiring Series in exchange for shares of Acquiring Series.

This Statement of Additional Information of Acquiring Series consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for SBL Fund relating to both Series dated May 1, 2005 (SEC File Nos. 811-02753 and 2-59353); and

2. The Financial Statements of Acquired Series and Acquiring Series as included in SBL Fund's Annual Report filed for the year ended December 31, 2005 (SEC File Nos. 811-02953 and 2-59353).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated April 5, 2006 relating to the reorganization may be obtained, without charge, by writing to Security Management Company, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.


PRO FORMA COMBINING STATEMENT OF ASSETS AND LIABILITIES                                                               PRO FORMA
DECEMBER 31, 2005 (UNAUDITED)                                       SBL G            SBL Y           ADJUSTMENTS       COMBINED
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:

Investments, at value 1 ....................................    $  53,697,941     $ 37,591,827                       $ 91,289,768
Repurchase agreement, at value 1 ...........................               --     $    306,000                            306,000
Cash........................................................          549,540              744                            550,284
Receivables:
   Fund shares sold.........................................          189,070          316,092                            505,162
   Dividends................................................           33,276           15,139                             48,415
Prepaid expenses............................................              849              562                              1,411
                                                               -------------------------------------------------------------------
Total assets................................................       54,470,676       38,230,364                         92,701,040
                                                               -------------------------------------------------------------------

LIABILITES:
Payable for:
   Securities purchased.....................................        2,609,432        1,145,585                          3,755,017
   Fund shares redeemed.....................................           39,838           18,971                             58,809
   Written options, at value (Premiums received $18,771)....               --            9,000                              9,000
   Management fees..........................................           33,153           23,134                             56,287
   Custodian fees...........................................               81            1,200                              1,281
   Transfer agent and administration fees...................            6,343            5,049                             11,392
   Professional fees........................................            7,743            7,481                             15,224
   Other....................................................               --               --             16,750          16,750
                                                               -------------------------------------------------------------------
Total liabilities...........................................        2,698,780        1,212,505             16,750       3,928,035
                                                               -------------------------------------------------------------------
NET ASSETS..................................................    $  51,771,896     $ 37,017,859            (16,750)   $ 88,773,005
                                                               ===================================================================

NET ASSETS CONSIST OF:
Paid in capital.............................................    $  64,614,422     $ 50,432,085                       $115,046,507
Accumulated undistributed net investment income ............           40,003                0            (16,750)         23,253
Accumulated net realized loss on sale of investments........      (17,773,446)     (20,768,691)                       (38,542,137)
Net unrealized appreciation in value of investments and
   written options..........................................        4,890,917        7,354,465                         12,245,382
                                                               -------------------------------------------------------------------
Net assets..................................................    $  51,771,896     $ 37,017,859            (16,750)   $ 88,773,005
                                                               ===================================================================

Capital shares authorized...................................       Indefinite       indefinite                         Indefinite
Capital shares outstanding..................................        7,946,827        3,673,845         (2,810,726)      8,809,946
Net asset value per share (net assets divided by shares
   outstanding).............................................    $        6.51     $      10.08                       $      10.08
                                                               ===================================================================

1 Investments, at cost......................................    $  48,807,024     $ 30,553,133                       $ 79,360,157



PRO FORMA COMBINING STATEMENT OF OPERATIONS                                                                            PRO FORMA
FOR THE YEAR ENDED DECEMBER 31, 2005 (UNAUDITED)                     SBL G            SBL Y          ADJUSTMENTS        COMBINED
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends................................................    $     417,801     $    258,589                       $    676,390
   Interest.................................................           46,063           46,069                             92,132
                                                               -------------------------------------------------------------------
   Total investment income..................................          463,864          304,658                            768,522
                                                               -------------------------------------------------------------------

EXPENSES:
   Management fees..........................................          447,820          240,285           (111,955) 1      576,150
   Custodian fees...........................................            2,595            5,858             (2,595) 2        5,858
   Transfer agent/maintenance fees..........................           25,116           25,131            (25,116) 2       25,131
   Administration fees......................................           40,757           29,128                             69,885
   Directors' fees..........................................            2,610            1,702                              4,312
   Professional fees........................................           12,066           10,865             (7,931) 2       15,000
   Reports to shareholders..................................            4,696            3,695                              8,391
   Other expenses...........................................            2,049            1,655                              3,704
                                                               -------------------------------------------------------------------
   Total expenses...........................................          537,709          318,319           (147,597)       708,431
   Less: Expenses waived....................................         (111,955)              --            111,955 1            --
         Earnings credits applied...........................           (1,893)              --              1,893 1            --
                                                               -------------------------------------------------------------------
   Net expenses.............................................          423,861          318,319            (33,749)        708,431
                                                               -------------------------------------------------------------------
   Net investment income (loss).............................           40,003          (13,661)            33,749          60,091
                                                               -------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain during the year:
   Investments..............................................          672,246        1,552,451                          2,224,697
                                                               -------------------------------------------------------------------
   Net realized gain........................................          672,246        1,552,451                          2,224,697
                                                               -------------------------------------------------------------------

Net unrealized appreciation during the year:

   Investments..............................................          983,969        2,058,436                          3,042,405
   Options written..........................................                -            9,771                              9,771
                                                               -------------------------------------------------------------------
   Net unrealized appreciation..............................          983,969        2,068,207                          3,052,176
                                                               -------------------------------------------------------------------

   Net realized and unrealized gain.........................        1,656,215        3,620,658                          5,276,873
                                                               -------------------------------------------------------------------
   Net increase in net assets resulting from operations.....    $   1,696,218     $  3,606,997       $     33,749    $  5,336,964


1.    Based on contract in effect for the surviving fund.

2. Decrease due to the elimination of duplicative expenses by merging the funds.

                                                      PRO FORMA COMBINING
                                                    SCHEDULE OF INVESTMENTS
                                                 DECEMBER 31, 2005 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------

          NUMBER OF SHARES                                                                            MARKET VALUE
------------------------------------                                             ---------------------------------------------------
 SERIES G     SERIES Y       TOTAL                                                  SERIES G       SERIES Y   ADJUSTMENTS  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                      COMMON STOCKS - 97.0%
------------------------------------------------------------------------------------------------------------------------------------
                                      AEROSPACE & DEFENSE - 5.0%
    10,800           --       10,800  General Dynamics Corporation                  1,231,740             --              1,231,740
        --       21,300       21,300  L-3 Communications Holdings, Inc.                    --      1,583,655              1,583,655
    28,300           --       28,300  United Technologies Corporation               1,582,253             --              1,582,253
                                                                                 ---------------------------------------------------
                                                                                    2,813,993      1,583,655              4,397,648
                                                                                 ---------------------------------------------------

                                      AIR FREIGHT & LOGISTICS - 4.1%
    17,400       18,200       35,600  FedEx Corporation                             1,798,986      1,881,698              3,680,684
                                                                                 ---------------------------------------------------

                                      BIOTECHNOLOGY - 2.3%
    12,200       13,700       25,900  Amgen, Inc.*                                    962,092      1,080,382              2,042,474
                                                                                 ---------------------------------------------------

                                      BROADCASTING & CABLE TV - 3.4%
    65,300       36,300      101,600  Univision Communications, Inc.*               1,919,167      1,066,857              2,986,024
                                                                                 ---------------------------------------------------

                                      COMMUNICATIONS EQUIPMENT - 7.7%
   116,000      204,000      320,000  3Com Corporation*                               417,600        734,400              1,152,000
    47,229       64,742      111,971  ADC Telecommunications, Inc.*                 1,055,086      1,446,336              2,501,422
    73,500       63,300      136,800  Cisco Systems, Inc.*                          1,258,320      1,083,696              2,342,016
    19,500           --       19,500  Qualcomm, Inc.                                  840,060             --                840,060
                                                                                 ---------------------------------------------------
                                                                                    3,571,066      3,264,432              6,835,498
                                                                                 ---------------------------------------------------

                                      CONSTRUCTION & ENGINEERING - 3.0%
        --       93,000       93,000  Shaw Group, Inc.*                                    --      2,705,370              2,705,370
                                                                                 ---------------------------------------------------

                                      CONSUMER FINANCE - 1.3%
    22,500           --       22,500  American Express Company                      1,157,850             --              1,157,850
                                                                                 ---------------------------------------------------

                                      DATA PROCESSING & OUTSOURCED SERVICES -
                                         3.5%
    39,300       33,700       73,000  First Data Corporation                        1,690,293      1,449,437              3,139,730
                                                                                 ---------------------------------------------------

                                      DRUG RETAIL - 1.8%
    59,900           --       59,900  CVS Corporation                               1,582,558             --              1,582,558
                                                                                 ---------------------------------------------------

                                      ELECTRICAL COMPONENTS & EQUIPMENT - 0.7%
   100,100           --      100,100  Power-One, Inc.*                                602,602             --                602,602
                                                                                 ---------------------------------------------------

                                      EXCHANGE TRADED FUNDS - 3.6%
    25,200       18,000       43,200  iShares Russell 1000 Growth Index Fund        1,286,460        918,900              2,205,360
    17,400           --       17,400  iShares S&P 500 Growth Index Funds            1,031,646             --              1,031,646
                                                                                 ---------------------------------------------------
                                                                                    2,318,106        918,900              3,237,006
                                                                                 ---------------------------------------------------

                                      ELECTRIC UTILITIES - 2.6%
        --      134,700      134,700  KFx, Inc.*                                           --      2,304,717              2,304,717
                                                                                 ---------------------------------------------------

                                      GENERAL MERCHANDISE STORES - 0.5%
     8,000           --        8,000  Target Corporation                              439,760             --                439,760
                                                                                 ---------------------------------------------------

                                      HEALTH CARE EQUIPMENT - 5.5%
    31,900       26,900       58,800  Medtronic, Inc.                               1,836,483      1,548,633              3,385,116
    22,400           --       22,400  Zimmer Holdings, Inc.*                        1,510,656             --              1,510,656
                                                                                 ---------------------------------------------------
                                                                                    3,347,139      1,548,633              4,895,772
                                                                                 ---------------------------------------------------

                                      HEALTH CARE SERVICES - 2.6%
    28,100       19,000       47,100  Covance, Inc.*                                1,364,255        922,450              2,286,705
                                                                                 ---------------------------------------------------

                                      HOME IMPROVEMENT RETAIL - 3.2%
    44,000       25,900       69,900  Home Depot, Inc.                              1,781,120      1,048,432              2,829,552
                                                                                 ---------------------------------------------------

                                      HOTELS, RESORTS & CRUISE LINES - 4.1%
    37,800       30,800       68,600  Carnival Corporation                          2,021,166      1,646,876              3,668,042
                                                                                 ---------------------------------------------------



          NUMBER OF SHARES                                                                            MARKET VALUE
------------------------------------                                             ---------------------------------------------------
 SERIES G     SERIES Y       TOTAL                                                  SERIES G       SERIES Y   ADJUSTMENTS  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                      HYPERMARKETS & SUPERCENTERS - 3.0%
    32,600       25,400       58,000  Wal-Mart Stores, Inc.                         1,525,680      1,188,720              2,714,400
                                                                                 ---------------------------------------------------

                                      INDUSTRIAL CONGLOMERATES - 2.4%
    60,700           --       60,700  General Electric Company                      2,127,535             --              2,127,535
                                                                                 ---------------------------------------------------

                                      INDUSTRIAL GASES - 1.7%
        --       28,400       28,400  Praxair, Inc.                                        --      1,504,064              1,504,064
                                                                                 ---------------------------------------------------

                                      MANAGED HEALTH CARE - 1.3%
    18,800           --       18,800  UnitedHealth Group, Inc.                      1,168,232             --              1,168,232
                                                                                 ---------------------------------------------------

                                      MOVIES & ENTERTAINMENT - 3.0%
    44,400       36,200       80,600  Viacom, Inc. (Cl.B)                           1,447,440      1,180,120              2,627,560
                                                                                 ---------------------------------------------------

                                      MULTI-LINE INSURANCE - 4.2%
    32,800       22,300       55,100  American International Group, Inc.            2,237,944      1,521,529              3,759,473
                                                                                 ---------------------------------------------------

                                      OIL & GAS EQUIPMENT & SERVICES - 3.7%
    43,600       45,500       89,100  BJ Services Company                           1,598,812      1,668,485              3,267,297
                                                                                 ---------------------------------------------------

                                      OIL & GAS STORAGE & TRANSPORTATION - 3.5%
    67,700       68,000      135,700  Williams Companies, Inc.                      1,568,609      1,575,560              3,144,169
                                                                                 ---------------------------------------------------

                                      OTHER DIVERSIFIED FINANCIAL SERVICES -
                                         4.3%
    20,200       14,000       34,200  Citigroup, Inc.                                 980,306        679,420              1,659,726
    25,900       38,500       64,400  First Marblehead Corporation1                   851,074      1,265,110              2,116,184
                                                                                 ---------------------------------------------------
                                                                                    1,831,380      1,944,530              3,775,910
                                                                                 ---------------------------------------------------

                                      PHARMACEUTICALS - 2.9%
    21,400       20,600       42,000  Johnson & Johnson                             1,286,140      1,238,060              2,524,200
                                                                                 ---------------------------------------------------

                                      SEMICONDUCTOR EQUIPMENT - 0.4%
        --      145,000      145,000  Mindspeed Technologies, Inc.*                        --        340,750                340,750
                                                                                 ---------------------------------------------------

                                      SEMICONDUCTORS - 2.6%
    22,700           --       22,700  Analog Devices, Inc.                            814,249             --                814,249
   154,300           --      154,300  Applied Micro Circuits Corporation*             396,551             --                396,551
    44,400           --       44,400  Intel Corporation                             1,108,224             --              1,108,224
                                                                                 ---------------------------------------------------
                                                                                    2,319,024             --              2,319,024
                                                                                 ---------------------------------------------------

                                      SOFT DRINKS - 1.4%
     9,300       11,700       21,000  PepsiCo, Inc.                                   549,444        691,236              1,240,680
                                                                                 ---------------------------------------------------

                                      SYSTEMS SOFTWARE - 2.2%
    74,800           --       74,800  Microsoft Corporation                         1,956,020             --              1,956,020
                                                                                 ---------------------------------------------------

                                      TRADING COMPANIES & DISTRIBUTORS - 1.6%
    19,900           --       19,900  W.W. Grainger, Inc.                           1,414,890             --              1,414,890
                                                                                 ---------------------------------------------------

                                      TRUCKING - 3.5%
    79,400       58,200      137,600  J.B. Hunt Transport Services, Inc.            1,797,616      1,317,648              3,115,264
                                                                                 ---------------------------------------------------

                                      TOTAL COMMON STOCKS
                                         (Series Y cost $28,247,847, Series
                                         G cost $45,308,002, total cost
                                         $73,555,850)                              50,198,919     35,592,541             85,791,460
                                                                                 ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      COMMERCIAL PAPER - 4.0%
------------------------------------------------------------------------------------------------------------------------------------
                                      BANKING - 1.2%
 1,000,000           --    1,000,000  UBS Finance (De) Inc., 4.28%, 01-03-06          999,762             --                999,762
                                                                                 ---------------------------------------------------

                                      BROKERAGE - 2.8%
        --    1,000,000    1,000,000  Goldman Sachs Group Inc., 4.32%, 01-03-06            --        999,758                999,758
 1,500,000           --    1,500,000  Morgan Stanley, 4.43%, 01-04-06               1,499,446             --              1,499,446
                                                                                 ---------------------------------------------------
                                                                                    1,499,446        999,758              2,499,204
                                                                                 ---------------------------------------------------



          NUMBER OF SHARES                                                                            MARKET VALUE
------------------------------------                                             ---------------------------------------------------
 SERIES G     SERIES Y       TOTAL                                                  SERIES G       SERIES Y   ADJUSTMENTS  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMERCIAL PAPER
                                         (Series Y cost $999,758, Series G
                                         cost $2,499,208, total cost
                                         $3,498,966)                                2,499,208        999,758              3,498,966
                                                                                 ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      ASSET BACKED COMMERCIAL PAPER - 1.1%
------------------------------------------------------------------------------------------------------------------------------------
                                      FINANCIAL COMPANIES - TRADE
                                         RECEIVABLES - 1.1%
        --    1,000,000    1,000,000  Sheffield Receivables Corporation,
                                         4.25%, 01-05-06                                   --        999,528                999,528
                                                                                 ---------------------------------------------------

                                      TOTAL ASSET BACKED COMMERCIAL PAPER
                                         (Series Y cost $999,528, Series G
                                         cost $0, total cost $999,528)                     --        999,528                999,528
                                                                                 ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      U.S. GOVERNMENT SPONSORED AGENCIES - 1.1%
------------------------------------------------------------------------------------------------------------------------------------
 1,000,000           --    1,000,000  Federal Home Loan Bank, 3.35%, 01-03-06         999,814             --                999,814
                                                                                 ---------------------------------------------------

                                      TOTAL U.S. GOVERNMENT SPONSORED AGENCIES
                                         (Series Y cost $0, Series G cost
                                         $999,814, total cost $999,814)               999,814             --                999,814
                                                                                 ---------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                      REPURCHASE AGREEMENT - 0.4%
------------------------------------------------------------------------------------------------------------------------------------
        --      306,000      306,000  United Missouri Bank, 3.78%, dated
                                         12-30-05, matures 01-03-06;
                                         repurchase amount of $306,129
                                         (Collateralized by U.S. Treasury
                                         Notes, 2.375%, 08-15-06 with a value
                                         of $312,978)                                      --        306,000                306,000
                                                                                                                       -------------

                                      TOTAL REPURCHASE AGREEMENT
                                         (Series Y cost $306,000,
                                         Series G cost $0, total cost
                                         $306,000)

                                      TOTAL INVESTMENTS -
                                         103.2% (Series Y cost $30,553,133,
                                         Series G cost $48,807,024, total
                                         cost $79,360,157)                         53,697,941     37,897,827             91,595,768

                                      LIABILITIES, LESS CASH  & OTHER ASSETS -
                                         (3.2%)                                    (1,926,045)      (879,968) (16,750)   (2,822,763)
                                                                                 ---------------------------------------------------
                                      TOTAL NET ASSETS - 100.0%                   $51,771,896    $37,017,859  (16,750)  $88,773,005
                                                                                 ===================================================



For federal income tax purposes, the identified cost of investments owned at December 31, 2005 was $80,187,005.

*  Non-income producing security

1 A portion of this security is segregated as collateral for written options contracts.

SBL FUND - SERIES Y (SELECT 25 SERIES)

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

DECEMBER 31, 2005
(UNAUDITED)

1. DESCRIPTION OF FUND

Series Y (Select 25 Series) ("Acquiring Fund"), a series of SBL Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company of the series type.

2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Series G (Large Cap Growth Series), a series of SBL Fund, by Series Y as if such acquisitions had taken place as of January 1, 2005.

Under the terms of the Plan of Reorganization, the combination of Series G with Series Y will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Series G in exchange for shares of Series Y at net asset value. The statement of assets and liabilities and the related statement of operations of Series G and Series Y have been combined as of and for the twelve months ended December 31, 2005. Following the acquisition, Series Y will be the accounting survivor. In accordance with U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.


The estimated cost of the reorganization is approximately $33,750. One-half of these costs will be borne by SBL Fund Series G and one-half by Security Management Company. This amount is reflected as an adjustment in the Statement of Assets and Liabilities. The costs of the reorganization include the preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, and legal and tax fees.


The accompanying pro-forma financial statements should be read in conjunction with the financial statements of Series G and Series Y included in their respective annual reports dated December 31, 2005.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Series G by Series Y had taken place as of January 1, 2005.

3. PORTFOLIO VALUATION

Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by a Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the Nasdaq Stock Market, Inc. ("Nasdaq") will be valued at the Nasdaq Official Closing Price. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur after the close of the foreign exchange that will affect the value of a fund's portfolio securities before the time as of which NAV is calculated (a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's net asset value per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased within 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS(R). In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by IDC's Fair Value Information Service in valuing foreign securities. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Series to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Series Y that would have been issued at December 31, 2005, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Series G as of December 31, 2005, divided by the net asset value per share of the shares of Series Y as of December 31, 2005. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2005:

                                          ADDITIONAL SHARES         TOTAL
                     SHARES OF SERIES Y   ASSUMED ISSUED IN   OUTSTANDING SHARES
                       PRE-COMBINATION     REORGANIZATION      POST-COMBINATION
                    ------------------------------------------------------------
         Series Y         3,673,845           5,136,101           8,809,946

5. FEDERAL INCOME TAXES

Each series has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, Series Y intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

                                     PART C

                                OTHER INFORMATION

ITEM 15.    INDEMNIFICATION

A policy of insurance covering Security Management Company, LLC, its subsidiaries, Security Distributors, Inc., and all of the registered investment companies advised by Security Management Company, LLC insures the Registrant's directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Paragraph 30 of Registrant's Bylaws, dated February 3, 1995, provides in relevant part as follows:

30. INDEMNIFICATION AND LIABILITY OF DIRECTORS AND OFFICERS. Each person who is or was a Director or officer of the Corporation or is or was serving at the request of the Corporation as a Director or officer of another corporation (including the heirs, executors, administrators and estate of such person) shall be indemnified by the Corporation as of right to the full extent permitted or authorized by the laws of the State of Kansas, as now in effect and as hereafter amended, against any liability, judgment, fine, amount paid in settlement, cost and expense (including attorneys' fees) asserted or threatened against and incurred by such person in his/her capacity as or arising out of his/her status as a Director or officer of the Corporation or, if serving at the request of the Corporation, as a Director or officer of another corporation. The indemnification provided by this bylaw provision shall not be exclusive of any other rights to which those indemnified may be entitled under the Articles of Incorporation, under any other bylaw or under any agreement, vote of stockholders or disinterested directors or otherwise, and shall not limit in any way any right which the Corporation may have to make different or further indemnification with respect to the same or different persons or classes of persons.

          No person shall be liable to the Corporation for any loss, damage, liability or expense suffered by it on account of any action taken or omitted to be taken by him/her as a Director or officer of the Corporation or of any other corporation which he/she serves as a Director or officer at the request of the Corporation, if such person
          (a) exercised the same degree of care and skill as a prudent man would have exercised under the circumstances in the conduct of his/her own affairs, or (b) took or omitted to take such action in reliance upon advice of counsel for the Corporation, or for such other corporation, or upon statement made or information furnished by Directors, officers, employees or agents of the Corporation, or of such other corporation, which he/she had no reasonable grounds to disbelieve. In the event any provision of this Section 30 shall be in violation of the Investment Company Act of 1940, as amended or of the rules and regulations promulgated thereunder, such provisions shall be void to the extent of such violations.

On March 25, 1988, the shareholders approved the Board of Directors' recommendation that the Articles of Incorporation be amended by adopting the following Article Fifteen:

      "A director shall not be personally liable to the corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director:

      A. for any breach of his or her duty of loyalty to the corporation or to its stockholders;

      B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

      C. for any unlawful dividend, stock purchase or redemption under the provisions of Kansas Statutes Annotated (K.S.A.) 17-6424 and amendments thereto; or

      D. for any transaction from which the director derived an improper personal benefit."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

ITEM 16     EXHIBITS

(1)   Articles of Incorporation (a)

(2)   Bylaws (b)

(3)   Not Applicable

(4)   Form of Plan of Reorganization (c)

(5)   Not Applicable

(6)   Investment Advisory Contract (g)

(7)   Distribution Agreement (a)

(8)   Not Applicable

(9)   (a)   Custodian Agreement - UMB Bank, n.a. (e)

      (b)   Custodian Agreement - State Street Bank (f)

      (c)   Custodian Agreement - Banc of America (a)


(10)  Not Applicable

(11)  Opinion of Counsel (h)


(12) Opinion and Consent of Counsel Supporting Tax Matters and Consequences (TO BE FILED BY SUBSEQUENT AMENDMENT)


(13)  Not Applicable


(14)  Consent of Independent Registered Public Accounting Firm (FILED HEREWITH)

(15)  Not Applicable


(16)  Powers of Attorney (j)


(17)  Not Applicable

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 45 to Registration Statement No. 2-59353 on Form N-1A on February 14, 2003.

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 40 to Registration Statement No. 2-59353 on Form N-1A on February 16, 2000.

(c)   See APPENDIX A to the Proxy Statement/Prospectus.

(d) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 71 to Registration Statement No. 2-38414 on Form N-1A on January 11, 2002.

(e) Incorporated herein by reference to the Exhibits filed with Security Income Fund's Post-Effective Amendment No. 73 to Registration Statement 2-38414 (filed January 10, 2003).

(f) Incorporated herein by reference to the Exhibits filed with Security Equity Fund's Post-Effective Amendment No. 94 to Registration Statement 2-19458 (filed January 14, 2003).

(g) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 47 to Registration Statement No. 2-59353 (filed June 10, 2003).


(h) Incorporated herein by reference to the Exhibits filed with the Registrant's Registration Statement No. 333-132222 on Form N-14 on March 6, 2006.

(i) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 333-132222 on Form N-14 on April 5, 2006.

ITEM 17. UNDERTAKINGS

1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act 17 CFR 230.145(c), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3. The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters discussed in this registration statement.

                                   SIGNATURES



Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registrant Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Topeka and State of Kansas on the 3rd day of May, 2006.


                                    SBL FUND

                                    By:   /s/ MICHAEL G. ODLUM
                                          Michael G. Odlum
                                          President



Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 3rd day of May, 2006.



                                    SBL FUND


                                By:       /s/ MICHAEL G. ODLUM
John D. Cleland                     Michael G. Odlum, as President and Director,
Chairman of the Board and           and as Attorney-In-Fact for the Officers and
Director                            Directors whose names appear opposite

Donald A. Chubb, Jr.
Director

Penny A. Lumpkin                          /s/ BRENDA M. HARWOOD
Director                            Brenda M. Harwood, Treasurer
                                    (Principal Financial Officer)

Harry W. Craig, Jr.
Director

Maynard Oliverius
Director

Jerry B. Farley
Director

                                  EXHIBIT INDEX


(14)  Consent of Independent Registered Public Accounting Firm